UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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☐	Definitive Proxy Statement
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LOEWS CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LOEWS CORPORATION
667 MADISON AVENUE
NEW YORK, NY 10065-8087
ATTN: Investor Relations

Your **Vote** Counts!

LOEWS CORPORATION

2023 Annual Meeting

Vote by May 08, 2023

11:59 PM ET

You invested in LOEWS CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 09, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report, and Annual Review Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 09, 2023
11:00 AM EDT

Loews Regency New York Hotel
540 Park Avenue, New York, New York 10065

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1A	Ann E. Berman	For
1B	Joseph L. Bower	For
1C	Charles D. Davidson	For
1D	Charles M. Diker	For
1E	Paul J. Fribourg	For
1F	Walter L. Harris	For
1G	Susan P. Peters	For
1H	Andrew H. Tisch	For
1I	James S. Tisch	For
1J	Jonathan M. Tisch	For
1K	Anthony Welters	For
2.	Approve, on an advisory basis, executive compensation	For
3.	Recommend, on an advisory basis, the frequency of future advisory votes on executive compensation	1 Year
4.	Ratify Deloitte & Touche LLP as independent auditors	For
5.	Approve an amendment to Certificate of Incorporation to update exculpation provision	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof shall be voted by the proxies appointed hereby in their judgment and discretion.

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